SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE INDIA FUND, INC.

                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

           ---------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

     (5)   Total fee paid:

           ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

           ---------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

     (3) Filing Party:

           ---------------------------------------------------------------------

     (4) Date Filed:

           ---------------------------------------------------------------------

                              THE INDIA FUND, INC.


                                                                  March 24, 2005

DEAR STOCKHOLDERS:

   We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") to be held on Thursday, April 21, 2005 at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room 30J, 30th Floor, New York, New York at 11:00 a.m., New York time.

   The stockholders of the Fund are being asked to vote on the election of Directors.

   After careful consideration, the Board of Directors, including its independent directors, recommends that stockholders of the Fund vote "FOR" each of the nominees. Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

   We urge you to review the enclosed materials for all the details for the proposal described above. It is very important that you complete and return the enclosed proxy card.

   As always, we thank you for your confidence and support.


                                             Sincerely,

                                             /s/ Deborah Kaback

                                             Deborah Kaback
                                             Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              THE INDIA FUND, INC.

                           200 Park Avenue, 24th Floor
                            New York, New York 10166


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 24, 2005


TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room 30J, 30th Floor, on Thursday, April 21, 2005, at 11:00 a.m., for the purposes of considering and voting upon:

         1. The election of Directors.

         2. Any other business that may properly come before the Meeting.

   The close of business on March 17, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.


                                        By Order of the Board of Directors,

                                        /s/ Deborah Kaback

                                        Deborah Kaback
                                        Secretary






--------------------------------------------------------------------------------
     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.


   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                               REGISTRATION

  CORPORATE ACCOUNTS                          VALID SIGNATURE

  (1) ABC Corp. ...........................   ABC Corp. (by John Doe, Treasurer)
  (2) ABC Corp. ...........................   John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer....   John Doe
  (4) ABC Corp. Profit Sharing Plan........   John Doe, Trustee

  TRUST ACCOUNTS

  (1) ABC Trust............................   Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78..   Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS

  (1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA........          John B. Smith
  (2) John B. Smith........................   John B. Smith, Jr., Executor

                              THE INDIA FUND, INC.

                           200 Park Avenue, 24th Floor
                            New York, New York 10166

                                ---------------
                                PROXY STATEMENT
                                ---------------

   This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room 30J on the 30th Floor, on Thursday, April 21, 2005, at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 24, 2005. ANY STOCKHOLDER MAY REQUEST AN ADDITIONAL COPY OF THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, FREE OF CHARGE, BY CONTACTING ADVANTAGE ADVISERS, INC. ("ADVANTAGE") AT THE ADDRESS LISTED BELOW OR BY CALLING 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors. The close of business on March 17, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, there were 32,084,649.4388 shares of the Fund's common stock outstanding.

   At the Meeting, stockholders will be asked to vote on the election of Class II Directors of the Fund. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

   Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

   Advantage, whose principal business address is 200 Park Avenue, 24th Floor, New York, New York 10166, is the Fund's investment manager. Advantage is a wholly-owned subsidiary of Oppenheimer Asset Management Inc., which is an affiliate of Oppenheimer & Co. Inc.

   Imperial Investment Advisors Private Limited ("Imperial"), whose principal business address is Taj President-Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai-400 005, India, is the Fund's country adviser. Imperial is currently a 99%-owned subsidiary of Advantage India, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer & Co. Inc.

   The principal business address of the Fund is 200 Park Avenue, 24th Floor, New York, New York 10166. The Fund is a closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                        PROPOSAL 1: ELECTION OF DIRECTORS

   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect three Class II Directors to hold office until the 2008 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. The term of office of the Class I and III Directors expires at the Annual Meeting of Stockholders in 2006 and 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. All of the nominees are currently members of the Fund's Board of Directors. The nominees have indicated that they will serve if elected, but if the nominees should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

   The following table provides information concerning the nominees for election as Class II Directors:


                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                                                     OVERSEEN BY        OTHER
                                                                             PRINCIPAL                 NOMINEE      DIRECTORSHIPS
                                POSITION(S) HELD         LENGTH OF          OCCUPATION(S)            (INCLUDING        HELD BY
NAME, ADDRESS AND AGE              WITH FUND            TERM SERVED      DURING PAST 5 YEARS          THE FUND)        NOMINEE
----------------------          ----------------        -----------      --------------------        -----------    -------------

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

Leslie H. Gelb                   Director and             Since         President Emeritus, The           2         Britannica.com;
 The Counsel on Foreign          Member of                1994          Council on Foreign                          Director of 34
 Relations                       the Audit                              Relations (2003-Present);                   registered
 58 East 68th Street             Committee                              President, The Council                      investment
 New York, NY 10021              and                                    on Foreign Relations                        companies
 Age: 67                         Nominating                             (1993-2003); Columnist                      advised by
                                 Committee                              (1991-1993); Deputy                         Salomon
                                                                        Editorial Page Editor                       Brothers Asset
                                                                        (1985-1990) and Editor,                     Management
                                                                        Op-Ed Page (1988-1990),                     ("SBAM").
                                                                        THE NEW YORK TIMES.


                                       2

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                                                     OVERSEEN BY        OTHER
                                                                             PRINCIPAL                 NOMINEE      DIRECTORSHIPS
                                POSITION(S) HELD         LENGTH OF          OCCUPATION(S)            (INCLUDING        HELD BY
NAME, ADDRESS AND AGE              WITH FUND            TERM SERVED      DURING PAST 5 YEARS          THE FUND)        NOMINEE
----------------------          ----------------        -----------      --------------------        -----------    -------------

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

Stephane R.F. Henry              Director and             Since         Managing Director,               1          Boyer Allan
 c/o Premium Asset Management    Member of                2004          Premium Asset                               India Fund Inc.
   Ltd.                          the                                    Management Ltd.,
 Jamalacs, Vieux Conseil         Nominating                             (1998-present).
   Street                        Committee
 Port Louis, Mauritius
 Age: 38

Luis F. Rubio                    Director and             Since         President, Centro de             9          None
 Jaime Balmes No. 11, D-2        Member of                1999          Investigacion para el
 Los Morales, Polanco            the Audit                              Desarrollo, A.C. (Center
 Mexico, D.F. 11510              Committee                              of Research for
 Age: 49                         and                                    Development) (2002-
                                 Nominating                             Present) Director
                                 Committee                              General, Centro de
                                                                        Investigacion para el
                                                                        Desarrollo, A.C. (1984-
                                                                        2002); frequent
                                                                        contributor of op-ed
                                                                        pieces to THE LOS ANGELES
                                                                        TIMES and THE WALL
                                                                        STREET JOURNAL.

   The following table provides information concerning the Directors serving until the year 2006 and 2007 Annual Meetings of Stockholders:


                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                                                     OVERSEEN BY        OTHER
                                                                             PRINCIPAL                 NOMINEE      DIRECTORSHIPS
                                POSITION(S) HELD         LENGTH OF          OCCUPATION(S)            (INCLUDING        HELD BY
NAME, ADDRESS AND AGE              WITH FUND            TERM SERVED      DURING PAST 5 YEARS          THE FUND)        NOMINEE
----------------------          ----------------        -----------      --------------------        -----------    -------------

                           CLASS I DIRECTORS SERVING UNTIL THE YEAR 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Lawrence K. Becker               Director and             Since         Treasurer of The France          9          None
 8039 Harbor View Terrace        Member of                2003          Growth Fund, Inc.
 Brooklyn, NY 11209              the Audit                              (February 2004-Present);
 Age: 49                         Committee                              Private Investor, Real
                                 and                                    Estate Investment
                                 Nominating                             Management (July 2003-
                                 Committees                             Present); Vice President,
                                                                        Controller/Treasurer,
                                                                        National Financial
                                                                        Partners (2000-2003);
                                                                        Managing Director,
                                                                        Controller/Treasurer,
                                                                        Oppenheimer Capital-
                                                                        PIMCO (1981-2000).


                                       3

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                                                     OVERSEEN BY        OTHER
                                                                             PRINCIPAL                 NOMINEE      DIRECTORSHIPS
                                POSITION(S) HELD         LENGTH OF          OCCUPATION(S)            (INCLUDING        HELD BY
NAME, ADDRESS AND AGE              WITH FUND            TERM SERVED      DURING PAST 5 YEARS          THE FUND)        NOMINEE
----------------------          ----------------        -----------      --------------------        -----------    -------------

                           CLASS I DIRECTORS SERVING UNTIL THE YEAR 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Jeswald W. Salacuse              Director and             Since         Henry J. Braker                  2          Director of 34
 The Fletcher School             Chairman of              1993          Professor of Commercial                     registered
 of Law & Diplomacy              the Audit                              Law, The Fletcher                           investment
 at Tufts University             Committee                              School of Law &                             companies
 Medford, MA 02155               and                                    Diplomacy (1986-                            advised by
 Age: 67                         Nominating                             Present); Dean, The                         SBAM.
                                 Committee                              Fletcher School of Law &
                                                                        Diplomacy, Tufts
                                                                        University (1986-1994).

                          CLASS III DIRECTORS SERVING UNTIL THE YEAR 2007 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

J. Marc Hardy                    Director and             Since         Managing Director,               1          None
 c/o Multiconsult Limited        Member of                2002          Mainstream Ltd.
 Frere Felix de Valois           the                                    (independent financial
   Street                        Nominating                             advisor) and Value
 Port Louis, Mauritius           Committee                              Investors Ltd. (private
 Age: 50                                                                investment company).


INTERESTED DIRECTOR

Bryan McKigney*                  Director,                Since         Managing Director,               9          None
 90 Broad Street                 President and            1999          Oppenheimer Asset
 New York, NY 10004              Chairman of                            Management Inc. (June
 Age: 46                         the Board                              2003-Present); Managing
                                                                        Director (2000-June
                                                                        2003) and Executive
                                                                        Director (1993-2000),
                                                                        CIBC World Markets Corp.;
                                                                        Managing  Director, CIBC
                                                                        Oppenheimer Advisers,
                                                                        L.L.C. and Advantage;
                                                                        President of The Asia
                                                                        Tigers Fund, Inc.; and
                                                                        formerly, Vice President
                                                                        and Division Executive,
                                                                        Head of Derivative
                                                                        Operations (1986-1993).


----------------------
 * Mr. McKigney is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment manager.

   The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of March 17, 2005:

                                                                                  AGGREGATE DOLLAR
                                                                                  RANGE OF EQUITY
                                                             DOLLAR RANGE         SECURITIES IN ALL
                                                               OF EQUITY          FUNDS OVERSEEN BY
                                             NUMBER OF       SECURITIES IN      DIRECTOR/NOMINEE AND
NAME OF DIRECTOR/NOMINEE                       SHARES          THE FUND         ADVISED BY ADVANTAGE
-----------------------------              -------------   -----------------  ------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Lawrence K. Becker                              None             None                   None
Leslie H. Gelb                                  None             None                   None
J. Marc Hardy                                   None             None                   None
Stephane R.F. Henry                             None             None                   None
Luis F. Rubio                                   None             None                   None
Jeswald W. Salacuse                           569.4303     $10,000 - 50,000       $10,000 - 50,000

INTERESTED DIRECTOR/NOMINEE

Bryan McKigney*                                 2,000      $50,000 - 100,000      $50,000 - 100,000

ALL DIRECTORS AND EXECUTIVE OFFICERS
  (AS A GROUP)                              2,569.4303            n/a                    n/a

----------------------
* Mr. McKigney is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment manager.

   As of March 17, 2005, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At March 17, 2005, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Advantage, the Fund's investment manager, Imperial, the Fund's country adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Advantage or Imperial.

   The following table sets forth the beneficial ownership of shares of the Fund, as of March 17, 2005, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

                                              NUMBER OF
                                               SHARES
                                            BENEFICIALLY        PERCENT
NAME OF BENEFICIAL OWNER                        OWNED          OWNERSHIP
---------------------------------         ----------------  ---------------
Barclays Global Investors, N.A. (1)            742,256           3.28%
   45 Fremont Street
   San Francisco, CA 94105

Barclays Global Investors, Ltd. (1)            642,150           2.84%
   Murray House
   1 Royal Mint Court
   London EC3N 4HH
   United Kingdom

----------------------
(1) Based solely upon information presented in Schedule 13G, providing information as of December 31, 2004, filed jointly by the above-listed entities, which, in each case, reports sole voting and dispositive power as to all such shares. Each such entity disclaims membership in a group. The aggregate ownership of the above-listed entities is equal to 6.12%.

   In addition, as of March 17, 2005, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 31,982,593.0000 shares, equal to 99.7% of the outstanding shares of the Fund.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

   The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including Advantage, Imperial, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent registered public accounting firm and with their own separate independent counsel.

   The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

   The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Advantage, Imperial and its affiliates and other funds and clients managed by Advantage to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. McKigney, the current executive officers of the Fund are:

                                                 LENGTH
                                                   OF
                            POSITIONS HELD        TERM                      PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE         WITH FUND          SERVED                      DURING PAST 5 YEARS
-------------------------   --------------   --------------     -------------------------------------------------
Deborah Kaback                Secretary        Since 2003       Senior Vice President and Senior Counsel,
200 Park Avenue                                                 Oppenheimer Asset Management Inc. since June
24th Floor                                                      2003; Executive Director, CIBC World Markets
New York, NY 10166                                              Corp. (August 2001-June 2003); Vice President
Age: 53                                                         and Senior Counsel, Oppenheimer Funds, Inc.
                                                                (November 1999-August 2001); Senior Vice
                                                                President and Deputy General Counsel,
                                                                Oppenheimer Capital (April 1989-November 1999).

Alan E. Kaye                  Treasurer        Since 1999       Senior Vice President, Oppenheimer Asset
90 Broad Street                                                 Management Inc. since June 2003 and Executive
New York, NY 10004                                              Director (1995-June 2003), CIBC World Markets
Age: 53                                                         Corp.; formerly, Vice President, Oppenheimer &
                                                                Co., Inc. (1986-1994).

   The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage, Imperial or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened five times during the fiscal year ended December 31, 2004. The principal functions of the Audit Committee are to appoint and retain the Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker will serve as the "audit committee financial expert," as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in December 2003.

   The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2004.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

   Pursuant to the Fund's Audit Committee Pre-Approval policy, the Audit Committee pre-approved audit and non-audit services provided by PwC to the Fund in 2004.

   A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

   The Nominating Committee is composed entirely of Directors who are not "interested persons" of the Fund, Advantage or of Imperial or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently Messrs. Becker, Hardy, Henry, Gelb, Rubio and Salacuse are members of the Nominating Committee. This Committee met one time during the fiscal year ended December 31, 2004. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003.

   The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

   In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a stockholder.

   The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

   The Nominating Committee did not receive a recommended nominee from a stockholder who beneficially owned, or a group of stockholders who beneficially owned, more than 5% of the Fund's shares for at least one year as of the date the recommendation was made.

   During the fiscal year ended December 31, 2004, the Board of Directors held four regular meetings and five special meetings. Except for Mr. Henry, each Director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

REPORT OF THE AUDIT COMMITTEE

   The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened five times during the fiscal year ended December 31, 2004. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent public accounting firm might want to make in that connection. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended in December 2003.

   The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PWC"), the Fund's independent public accounting firm, and has discussed with PWC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PWC, and discussed certain matters with PWC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2004.

   STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS.

   The Fund has adopted procedures by which Fund stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors India Fund, c/o the Fund's Chief Legal Officer, 200 Park Avenue, 24th Floor, New York, New York 10166. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the number of shares held by the stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a stockholder of the Fund, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

   The Fund's Directors are not required to attend the Fund's Annual Meeting of Stockholders or to otherwise make themselves available to stockholders for communications, other than by the aforementioned procedures. None of the Fund's Directors attended the Fund's April 28, 2004 Annual Meeting of Stockholders.

ADDITIONAL MATTERS

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Imperial, the Fund's country adviser, or an affiliate of Advantage during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2004 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended December 31, 2004. No remuneration was paid during the fiscal year ended December 31, 2004 by the Fund to Mr. McKigney who, as an officer or employee of Advantage and Oppenheimer Asset Management Inc., is an "interested person" as defined under the 1940 Act. The Fund does not provide any pension or retirement benefits to Directors.

   A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

                        PENSION OR                                   TOTAL              TOTAL
                        RETIREMENT     ESTIMATED                  COMPENSATION       COMPENSATION
                         BENEFITS       ANNUAL                     FROM OTHER          FROM FUND
                          ACCRUED      BENEFITS     AGGREGATE         FUNDS              AND
                        AS PART OF       UPON     COMPENSATION     ADVISED BY            FUND
NAME OF DIRECTOR       FUND EXPENSE   RETIREMENT    FROM FUND       ADVANTAGE           COMPLEX
---------------------  ------------   ----------  ------------  -----------------  -----------------
                                                                Directorships (A)  Directorships (A)
Lawrence K. Becker         None          None        $9,000          $97,400           $106,400 (11)
Leslie H. Gelb             None          None        $8,300          $ 8,000 (1)       $ 16,300 (2)
J. Marc Hardy              None          None        $8,800          $    --           $  8,800 (1)
Stephane R.F. Henry        None          None        $5,950          $    --           $  5,950 (1)
Luis F. Rubio              None          None        $8,400          $96,600 (1)       $105,000 (11)
Jeswald W. Salacuse        None          None        $8,900          $ 8,600 (1)       $ 17,500 (2)
Gabriel Seeave             None          None        $  800          $    --           $    800 (1)

----------------------
(A) The numbers in parentheses indicate the applicable number of funds in the fund complex held by that Director (including the Fund).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage, Imperial and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Directors and officers, and Advantage, Imperial and its directors and officers have complied with applicable filing requirements during the fiscal year ended December 31, 2004.

REQUIRED VOTE

   Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.


      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTOR, UNANIMOUSLY
        RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES
                                 FOR DIRECTOR.

                             ADDITIONAL INFORMATION

                              INVESTMENT MANAGEMENT

ADVANTAGE ADVISERS, INC.

   Advantage serves as the Fund's investment manager. The address of Advantage is 200 Park Avenue, 24th Floor, New York, New York 10166.

IMPERIAL INVESTMENT ADVISORS PRIVATE LIMITED

   As of May 1, 2002, Imperial serves as the Fund's country adviser. Imperial is a subsidiary of Advantage India, Inc., which served as the Fund's country adviser from August 1, 2001 to April 30, 2002. The address of Imperial is Taj President-Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai-400 005, India. The address of Advantage India, Inc. is 200 Park Avenue, 24th Floor, New York, New York 10166.

OPPENHEIMER & CO. INC.

   Oppenheimer & Co. Inc. currently serves as the Fund's administrator. The address of Oppenheimer & Co. Inc. is 125 Broad Street, New York, New York 10004. Oppenheimer & Co. Inc. subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

MULTICONSULT LTD.

   Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is De Chazal Du Mee (DDM) Building 10, Frere Felix de Valois Street, Port Luis, Mauritius.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Advantage or any entity controlling, controlled by, or under common control with Advantage if such services relate directly to the operations and financial reporting of the Fund.

   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $95,550 and $107,000, respectively, including out of pocket expenses.

   AUDIT RELATED FEES. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2003 and December 31, 2004 were $0 and $0, respectively.

   TAX FEES. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $65,265 and $60,000, respectively.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $0 and $0, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Fund, Advantage and any entity controlling, controlled by, or under common control with the Fund, Advantage and Oppenheimer & Co. Inc. that provides ongoing services to the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $50,050 and $50,000, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

   None of the services described above, provided in the fiscal year ended December 31, 2004, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

                                 OTHER BUSINESS

   The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2006, must be received by the Fund (addressed to The India Fund, Inc., 200 Park Avenue, 24th Floor, New York, New York 10166) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 6, 2005. Any stockholder who desires to bring a proposal for consideration at the Fund's year 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 200 Park Avenue, 24th Floor, New York, New York 10166) during the 30-day period from December 31, 2005 to January 31, 2006.

                         EXPENSES OF PROXY SOLICITATION

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and Oppenheimer & Co. Inc. or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

March 24, 2005

                              THE INDIA FUND, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 21, 2005

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS




     The undersigned hereby appoints Bryan McKigney and Daisy Liguori, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, in Conference Room 30J on the 30th Floor on Thursday, April 21, 2005, at 11:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 24, 2005 and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (WHICH INCLUDES ALL NOMINEES FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposal.

        HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

     ___________________________________      _______________________________

     ___________________________________      _______________________________

     ___________________________________      _______________________________


-----------                                                         -----------
SEE REVERSE         (CONTINUED, AND TO BE SIGNED AND DATED,         SEE REVERSE
   SIDE                      ON THE REVERSE SIDE.)                      SIDE
-----------                                                         -----------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 (WHICH INCLUDES ALL NOMINEES FOR DIRECTOR).


1. Election of Directors.

NOMINEE (CLASS II) TO SERVE UNTIL THE YEAR 2008 ANNUAL        2. The persons named as proxies are authorized to vote
MEETING:                                                         in their discretion on any other business as may
    (01) Leslie H. Gelb                                          properly come before the Meeting.
    (02) Stephane R.F. Henry
    (03) Luis F. Rubio



   FOR THE                       WITHHOLD AUTHORITY
NOMINEES LISTED [  ]     [  ] TO VOTE FOR THE NOMINEES
    ABOVE                          LISTED ABOVE



[ ]___________________________________________________
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED ABOVE.)                                               Please mark the box at right if you plan to attend.
                                                                     Please bring valid identification.                 [  ]



                                                                     Change of address and/or comments mark here        [  ]

                                                              NOTE:  Please sign exactly as your name appears on this Proxy.
                                                              If joint owners,  EITHER may sign this Proxy.  When signing as
                                                              attorney,  executor,   administrator,   trustee,  guardian  or
                                                              corporate officer, please give your full title.

                                                              PLEASE  SIGN,  DATE AND  RETURN THE PROXY  PROMPTLY  USING THE
                                                              ENCLOSED ENVELOPE.





Signature:                                   Date:              Signature:                                   Date:
            ------------------------------        ------------              --------------------------------      ----------